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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 26, 2002


                         MOHEGAN TRIBAL GAMING AUTHORITY
             (Exact name of registrant as specified in its charter)


       Connecticut                      033-80655             06-1436334
(State or other jurisdiction of        (Commission           (IRS employer
 incorporation or organization)        File Number)        Identification No.)


 One Mohegan Sun Boulevard, Uncasville, CT                           06382
  (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (860) 862-8000






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MOHEGAN TRIBAL GAMING AUTHORITY

Form 8-K

Item 5.  OTHER EVENTS

On March 26, 2002, the Mohegan Tribal Gaming Authority (the "Authority") received the requisite consent of its lenders to Amendment No. 3 to its senior secured credit facility. The amendment reduced the lenders' commitment from $500.0 million to $400.0 million effective March 26, 2002, and changed the first scheduled commitment reduction date to September 30, 2002 from March 31, 2002. A copy of the amendment is attached hereto as Exhibit 99.1.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial statements of businesses acquired

     Not applicable

(b)  Pro forma financial information

     Not applicable

(c)  Exhibits

99.1 Amendment No. 3 to the Loan Agreement, dated March 26, 2002 by and among the Mohegan Tribal Gaming Authority, the Mohegan Tribe of Indians of Connecticut and Bank of America National Trust and Savings Association.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 26, 2002                         By:   /s/ Jeffrey E. Hartmann
     ----------------------                      -------------------------------
                                                 Jeffrey E. Hartmann,
                                                 Executive Vice President
                                                 Finance/Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------
99.1 Amendment No. 3 to Loan Agreement dated as of March 26, 2002 by and among the Mohegan Tribal Gaming Authority, the Mohegan Tribe of Indians of Connecticut and Bank of America National Trust and Savings Association.








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